SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 15, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-2610                                            87-0227400
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events.

         On March 25, 1998, Zions Bancorporation ("Zions") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Zions, SBC Acquisition Corp. ("SBC") and The Sumitomo Bank of California, pursuant to which SBC, an indirect wholly owned subsidiary of Zions, will merge with and into Sumitomo (the "Merger").

         In connection therewith, Zions hereby files (i) The Sumitomo Bank of California's audited balance sheets for the years ended December 31, 1997 and 1996 and The Sumitomo Bank of California's audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995; and (ii) unaudited summary pro forma condensed balance sheet and income statement information for the Merger.

         The historical and pro forma financial information appear as Exhibits
99.1 and 99.2 to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits


         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number     Description
-------    ---------------------------------------------------------------------

23.1       Consent of Arthur Anderson LLP.

99.1 Audited balance sheets for the years ended December 31, 1997 and 1996 and audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 of The Sumitomo Bank of California.

99.2 Unaudited summary pro forma condensed balance sheet and income statement information for the Merger.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 1998

                                       ZIONS BANCORPORATION


                                       By:   /s/ Dale M. Gibbons
                                          --------------------------------------
                                          Name: Dale M. Gibbons
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                              EXHIBIT INDEX


Exhibit
Number     Description
-------    ---------------------------------------------------------------------

23.1       Consent of Arthur Anderson LLP.

99.1 Audited balance sheets for the years ended December 31, 1997 and 1996 and audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 of The Sumitomo Bank of California.

99.2 Unaudited summary pro forma condensed balance sheet and income statement information for the Merger.